UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2014

LendingClub Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-54752	51-0605731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 Stevenson St., Suite 300, San Francisco CA 94105	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 632.5600

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on September 5, 2014, LendingClub Corporation (“Lending Club” or the “Company”) amended its Restated Certificate of Incorporation, dated April 15, 2014, to effect a two-for-one forward stock split of the Company’s capital stock, resulting in an increase to the total number of shares that the Company is authorized to issue to 622,614,174 shares, 372,000,000 of which is common stock, and 250,614,174 of which is designated as preferred stock. The Amendment to Restated Certificate of Incorporation, dated September 5, 2014, is filed as exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

3.1	Amendment to Restated Certificate of Incorporation dated September 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation

September 9, 2014	By:	/s/ CARRIE DOLAN
Carrie Dolan
Chief Financial Officer
(duly authorized officer)

Exhibit Index

Exhibit	Description

3.1	Amendment to Restated Certificate of Incorporation dated September 5, 2014